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Scudder High Income Opportunity Fund

Classes A, B and C

Annual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder High Income Opportunity Fund	Nasdaq Symbol	CUSIP Number
Class A	SYOAX	811192-848
Class B	SYOBX	811192-830
Class C	SYOCX	811192-822

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder High Income Opportunity Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	.40%	-1.03%	.19%	4.01%
Class B(a)	-.41%	-1.79%	-.60%	3.18%
Class C(a)	-.39%	-1.77%	-.57%	3.21%
Merrill Lynch High-Yield Master Index++	1.14%	1.46%	1.52%	4.46%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/03	$ 8.19	$ 8.18	$ 8.19
1/31/02	$ 8.99	$ 8.99	$ 8.99
Distribution Information: Twelve months:
Income Dividends	$ .81	$ .74	$ .75
January Income Dividend	$ .0651	$ .0594	$ .0596
SEC 30-Day Yield+	9.02%	8.61%	8.63%
Current Annualized Distribution Rate+	9.54%	8.70%	8.73%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
(a) On June 25, 2001 the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder High Income Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
Class A Lipper Rankings* - High Current Yield Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	206	of	388	53

Rankings are historical and do not guarantee future results. Rankings based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder High Income Opportunity Fund - Class A [] Merrill Lynch High-Yield Master Index++

Yearly periods ended January 31

Comparative Results* (Adjusted for Sales Charge)
Scudder High Income Opportunity Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$9,588	$9,258	$9,639	$12,374
	Average annual total return	-4.12%	-2.54%	-.73%	3.28%
Class B(c)	Growth of $10,000	$9,686	$9,331	$9,646	$12,294
	Average annual total return	-3.14%	-2.28%	-.72%	3.18%
Class C(c)	Growth of $10,000	$9,961	$9,480	$9,718	$12,314
	Average annual total return	-.39%	-1.77%	-.57%	3.21%
Merrill Lynch High-Yield Master Index++	Growth of $10,000	$10,114	$10,443	$10,781	$13,333
	Average annual total return	1.14%	1.46%	1.52%	4.46%

The growth of $10,000 is cumulative.

* Returns and rankings during the 3-year, 5-year and Life of Class periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on June 28, 1996. Index comparisons begin June 30, 1996.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder High-Yield Opportunity Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.5%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares performance have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge an Rule 12b-1 distribution and/or service fee as more fully described in the fund's currently effective prospectus. The difference in expenses will affect performance.
++ The Merrill Lynch High-Yield Master Index is an unmanaged index broadly reflective of below-investment-grade corporate bonds. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil price - will occur.

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

Scudder High Income Opportunity Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder High Income Opportunity Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Andrew P. Cestone

Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

• Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

In the following interview, Portfolio Manager Andrew P. Cestone discusses Scudder High Income Opportunity Fund's strategy and the market environment during the 12-month period ended January 31, 2003. Mr. Cestone assumed co-management duties for the fund on April 8, 2002.

Q: The high-yield sector provided investors with a choppy ride over the past 12 months. What factors are affecting the asset class?

A: The fiscal year started off on a relatively positive note, as the accommodative stance of the Federal Reserve Board provided hope for a revival in economic growth and corporate earnings. The environment grew stormier in mid-2002, however, as accounting scandals rocked the markets. This called into question the true strength of corporations' balance sheets and reported earnings. As a result, a large supply of investment-grade securities were downgraded to non-investment-grade, or high-yield. Such securities are generally referred to as "fallen angels."

Adding to the sector's difficulties was a litany of external factors. Weak economic growth, poor stock market performance, credit downgrades, a high default rate, and the prospect of a war in Iraq all took a toll on high-yield bonds. This high level of uncertainty sparked a "flight to quality." Investors fled from lower-quality corporate issues to the relative safety of Treasuries and other higher-grade fixed-income securities. The result was that the high-yield market, as represented by the Merrill Lynch High-Yield Master Index, posted a loss of 9.87% from April 1, 2002, through October 31. (The index returned 1.14% for the full 12-month period.)

High-yield bonds subsequently recovered from a previous oversold position during the final three months of the period. November proved to be the strongest month of the year with the asset class returning 5.29%, as measured by the performance of the Merrill Lynch High-Yield Master Index. The Federal Reserve's decision to lower interest rates, the Republican win in congress, stock market strength, an imbalance in supply/demand technicals, and seasonal factors all contributed to this market recovery. In January 2003, despite fresh concerns about the looming conflict in Iraq and amid soon-to-be reported anticipated weak earnings reports, the high-yield market posted a positive return.

Q: Where does the high-yield market stand historically in terms of yield spreads and default rates?

A: The yield spread stands at a high level on a historical basis. (A larger spread indicates higher yields for the asset class, which correspond to lower prices). The yield spread is the difference in the yield of the CSFB High Yield Index1 and the yield on Treasuries. This spread stood at 887 basis points, or 8.87 percentage points, as of January 31, 2003. In comparison, the spread peaked at a record high of 1,116 basis points during mid-October. Prior to this, the most recent peak in the yield spread was 1,096 basis points in 1991, the last tough period for the asset class. The decline in the spread since October was, for the most part, the result of improved performance of high-yield bonds.

1 CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The default rate for high-yield bonds currently stands in the vicinity of 8% to 9%, compared to a peak of 13% in 1991. The default rate is the percentage of issuing corporations that have failed to make their interest or principal payments on their bond issues during the past year. While the default rate - like the yield spread - remains high, this number masks the fact that overall, the current period is much worse than the 1990-1991 period since the downturn has lasted much longer. On a more positive note, a high default rate represents a cleansing of the high-yield market that should leave the asset class in a healthier state going forward.

Q: How did the fund perform in this market environment?

A: The fund delivered positive absolute results and performed well relative to its average Lipper peer. For the 12-month period ended January 31, 2003, the fund's Class S shares produced a total return of 0.56% (total return reflects litigation proceeds of $.07 per share; total return would have been lower without these proceeds). In comparison, the fund's benchmark, the Merrill Lynch High-Yield Master Index, gained 1.14%. The fund's average peer in the Lipper High Current Yield Funds category2 lost 0.25%.The fund delivered positive absolute results and performed well relative to its average Lipper peer. For the 12-month period ended January 31, 2003, the fund's Class A shares (unadjusted for sales charge) produced a total return of 0.40% (total return reflects litigation proceeds of $.07 per share; total return would have been lower without these proceeds). In comparison, the fund's benchmark, the Merrill Lynch High-Yield Master Index, gained 1.14%. The fund's average peer in the Lipper High Current Yield Funds category2 lost -0.25%.

2 The Lipper High Current Yield Funds category includes funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues.

Q: What is your approach to managing the fund?

A: Our primary focus as managers is on individual security selection and risk management. We believe we can add the most value through fundamental research, as opposed to economic forecasting or "bets" on the direction of interest rates. Instead, our emphasis is on finding bonds that offer the best combination of risk and return potential.

Diversification of holdings has become an increasingly important consideration in the context of risk management. As a result, the vast majority of the fund's individual holdings in the portfolio now represent less than 1% of the fund's total assets. Another consequence of this approach is that the number of individual holdings in the fund increased significantly in the past 12 months. As of January 31, 2003, the fund had 374 individual holdings, compared with about 267 at the end of January 2002. We feel this diversification of holdings is important at a time when risk levels are high.

Q: What holdings helped and hurt performance for the period?

A: On the plus side, an overweight position in the land transportation sector helped performance. An additional boost was provided by the fund's underweight stance in refining, airlines, and technology. The fund's position in bonds issued by Tyco also was a significant help to its relative performance. As of January 31, 2003, the fund held approximately 4.3% in Tyco bonds.

Factors that detracted from performance were the fund's positions in utilities, cable, and cellular telephony. In an unusual development, performance was hurt by our overweight position in BBB-rated credits. Although BBB-rated issues carry the lowest risk profile in the high-yield asset class, they were hurt by a spate of accounting scandals at companies such as WorldCom and Adelphia.

Q: How did the fund's positioning change during the period?

A: We have reduced the portfolio's weighting in areas in which we are unenthusiastic about the fundamentals, cellular, cable, paper and retail. We also have reduced some of the fund's homebuilding exposure, as we feel these positions have reached their price potential. At the same time, we have added to areas where issuers tend to benefit from more stable cash flows. This includes food, beverages, tobacco and utilities. We also have nibbled in technology, where bond prices fell sharply during mid-2002. As a result of these shifts, the fund's key over- and underweights on a sector basis are as follows:

Overweight	Underweight
Services	Airlines
Chemicals	Financials
Food and tobacco	Health care
Packaging	Building materials
Manufacturing	Technology
Broadcasting
Auto transportation
Retail
International telecom

Q: What is your outlook for the sector?

A: High-yield bonds have rallied late in the fiscal period, and we continue to like the risk/reward outlook for the asset class. However, we also believe that the uncertainty level in the high yield market will remain high, with primary risks over the near term coming from the ongoing economic weakness worldwide, the continued threat of terrorist activity, and the volatile environment in the Middle East. While a US war with Iraq could lead to higher yield spreads, the avoidance of war, or a quick resolution, also could lead to significantly tighter spreads.

Although the outlook remains unclear, there are several factors that point to improved performance for high-yield bonds. As a result, we encourage investors who have stuck with the asset class through the difficult financial market environment of the past two to three years to remain focused on their long-term investment objectives, rather than the day-to-day volatility of the high yield market. We believe that should the economic environment continue with modest growth, high yield should improve relative to Treasuries over the next couple of years.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	1/31/02

Corporate Bonds	76%	76%
Foreign Bonds - US$ Denominated	14%	5%
Cash Equivalents, net	7%	2%
Convertible Bonds	1%	-
Asset Backed	1%	1%
Foreign Bonds - Non US$ Denominated	1%	-
Common Stocks	-	2%
Preferred Stocks	-	1%
US Treasury Obligations	-	13%
	100%	100%

Corporate Bond Diversification	1/31/03	1/31/02

Consumer Discretionary	35%	21%
Industrials	19%	32%
Materials	13%	9%
Telecommunication Services	9%	19%
Energy	9%	7%
Consumer Staples	5%	3%
Health Care	3%	3%
Financials	3%	4%
Utilities	2%	2%
Information Technology	2%	-
	100%	100%

Asset allocation and diversification are subject to change.

Quality	1/31/03	1/31/02

US Treasury Obligations	-	13%
Cash Equivalents, net	7%	1%
BBB	14%	4%
BB	28%	18%
B	42%	51%
CCC	6%	7%
CC	1%	1%
D	-	2%
Not Rated	2%	3%
	100%	100%

Effective Maturity (Excludes Cash Equivalents)	1/31/03	1/31/02

Less than 1 year	1%	6%
1 < 5 years	27%	32%
5 < 7 years	41%	50%
7 years or greater	31%	12%
	100%	100%

Weighted average effective maturity: 6.38 years and 5.55 years, respectively.

Quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003

	Principal Amounts ($)(d)	Value ($)

Corporate Bonds 75.7%
Consumer Discretionary 26.3%
Adelphia Communications Corp., 8.125%, 7/15/2003*	210,000	88,200
Advantica Restaurant, 12.75%, 9/30/2007	135,000	134,831
American Achieve Corp., 11.625%, 1/1/2007	355,000	370,088
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	1,330,000	1,010,800
American Media, Inc., 8.875%, 1/15/2011	70,000	71,750
Ameristar Casino, Inc., 10.75%, 2/15/2009	570,000	608,475
AutoNation, Inc., 9.0%, 8/1/2008	550,000	572,000
Avis Group Holdings, Inc., 11.0%, 5/1/2009	1,100,000	1,218,250
Avondale Mills, Inc., 10.25%, 5/1/2006	519,000	508,620
Boca Resorts, Inc., 9.875%, 4/15/2009	1,030,000	1,073,775
Boyd Gaming Corp., 7.75%, 12/15/2012	140,000	137,375
Buffets, Inc., 11.25%, 7/15/2010	325,000	305,500
Carrols Corp., 9.5%, 12/1/2008	355,000	319,500
Central Garen & Pet Co., 9.125%, 2/1/2013	150,000	154,500
Charter Communications Holdings LLC:
8.25%, 4/1/2007	145,000	70,325
8.625%, 4/1/2009	190,000	92,150
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	890,000	267,000
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	525,000	551,250
Chumash Casino & Resort Enterprise, 9.0%, 7/15/2010	105,000	111,169
Cinemark USA, Inc.:
8.5%, 8/1/2008	520,000	512,200
Series D, 9.625%, 8/1/2008	415,000	415,000
Circus & Eldorado, 10.125%, 3/1/2012	1,020,000	984,300
CKE Restaurants, Inc., 9.125%, 5/1/2009	135,000	123,019
Clear Channel Communication, Inc., 8.0%, 11/1/2008	475,000	520,125
CSC Holdings, Inc., 7.875%, 12/15/2007	820,000	795,400
DIMON, Inc.:
8.875%, 6/1/2006	365,000	374,125
Series B, 9.625%, 10/15/2011	710,000	759,700
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	1,500,000	150
EchoStar Communications Corp.:
9.25%, 2/1/2006	340,000	355,725
9.375%, 2/1/2009	1,025,000	1,076,250
Eldorado Resorts LLC, 10.5%, 8/15/2006	650,000	651,625
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	740,000	700,225
Gap, Inc., 5.625%, 5/1/2003	290,000	290,363
Guitar Center Management, 11.0%, 7/1/2006	1,495,000	1,549,194
Hasbro, Inc., 8.5%, 3/15/2006	160,000	167,000
Herbst Gaming, Inc., 10.75%, 9/1/2008	640,000	675,200
Hilton Hotels Corp.:
7.625%, 12/1/2012	680,000	672,283
8.25%, 2/15/2011	80,000	81,600
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	500,000	520,000
Houghton Mifflin Co., 9.875%, 2/1/2013	105,000	109,200
Insight Communications Co., Inc., Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	255,000	159,375
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	800,000	600,000
International Game Technology, 8.375%, 5/15/2009	655,000	753,250
Intrawest Corp., 10.5%, 2/1/2010	135,000	141,075
Jacobs Entertainment Co., 11.875%, 2/1/2009	340,000	351,900
K-III Communications Corp., 8.5%, 2/1/2006	85,000	82,450
Kellwood Co., 7.625%, 10/15/2017	80,000	69,200
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	905,000	897,081
Krystal, Inc., 10.25%, 10/1/2007	225,000	207,563
Levi Strauss & Co., 12.25%, 12/15/2012	330,000	328,350
MDC Holdings, Inc., 7.0%, 12/1/2012	200,000	200,000
Mohegan Tribal Gaming Authority, 8.375%, 7/1/2011	285,000	296,400
Mothers Work, Inc., 11.25%, 8/1/2010	210,000	229,425
National Vision, Inc., 12.0%, 3/30/2009	580,613	316,434
Nextmedia Operating, Inc., 10.75%, 7/1/2011	245,000	263,375
Park Place Entertainment Corp., 8.875%, 9/15/2008	50,000	53,000
Park Place Entertainment, Inc., 9.375%, 2/15/2007	840,000	892,500
PRIMEDIA, Inc.:
7.625%, 4/1/2008	155,000	141,825
8.875%, 5/15/2011	500,000	475,000
Remington Arms Co., 10.5%, 2/1/2011	200,000	208,500
Remington Product Co., LLC, Series D, 11.0%, 5/15/2006	60,000	51,900
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008	710,000	610,600
Rent-A-Center, Inc., 11.0%, 8/15/2008	330,000	353,513
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	432,795	333,793
Rogers Cablesystems Ltd., 10.0%, 3/15/2005	140,000	147,000
Scientific Games Corp., 12.5%, 8/15/2010	258,000	289,605
Sealy Mattress Co., Series B, 10.875%, 12/15/2007	915,000	933,300
Service Corp. International, 7.7%, 4/15/2009	905,000	855,225
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	860,000	918,050
Six Flags, Inc.:
9.5%, 2/1/2009	210,000	201,075
Step-up Coupon, 0% to 4/1/2003, 10.0% to 4/1/2008	820,000	787,200
Sonic Automotive, Inc., 11.0%, 8/1/2008	755,000	792,750
Starwood Hotels Resorts:
7.375%, 5/1/2007	70,000	69,825
7.875%, 5/1/2012	205,000	202,438
Transwestern Publishing, Series F, 9.625%, 11/15/2007	295,000	309,013
Turning Stone Casino Entertainment, 9.125%, 12/15/2010	155,000	159,650
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	415,000	336,150
9.25%, 1/15/2009	355,000	289,325
10.75%, 4/15/2008	730,000	722,700
USA Interactive, 7.0%, 1/15/2013	165,000	169,238
Venetian Casino Resort LLC, 11.0%, 6/15/2010	560,000	581,000
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	450,000	459,000
Wynn Las Vegas Corp., 12.0%, 11/1/2010	50,000	50,750
		35,288,045
Consumer Staples 3.7%
Agrilink Foods, Inc., 11.875%, 11/1/2008	880,000	950,400
Delhaize America, Inc., 8.125%, 4/15/2011	60,000	58,350
Doane Pet Care Co., 9.75%, 5/15/2007	245,000	197,225
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	570,000	592,800
Fleming Companies, Inc.:
9.875%, 5/1/2012	275,000	107,250
10.125%, 4/1/2008	755,000	536,050
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	940,000	977,600
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	185,000	209,050
Salton, Inc.:
10.75%, 12/15/2005	130,000	127,400
12.25%, 4/15/2008	325,000	321,750
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	670,000	676,700
Swift & Co., 10.125%, 10/1/2009	60,000	57,900
US Can Corp., Series B, 12.375%, 10/1/2010	345,000	200,100
		5,012,575
Energy 7.0%
Avista Corp., 9.75%, 6/1/2008	1,280,000	1,315,200
Chesapeake Energy Corp.:
8.125%, 4/1/2011	1,420,000	1,483,900
9.0%, 8/15/2012	50,000	53,750
Continental Resources, Inc., 10.25%, 8/1/2008	235,000	213,850
Edison Mission Energy, 7.73%, 6/15/2009	1,300,000	689,000
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	90,000	90,419
Illinois Power, 7.5%, 6/15/2009	70,000	60,200
Key Energy Services, Inc., 14.0%, 1/15/2009	68,000	76,840
Lone Star Technologies, Series B, 9.0%, 6/1/2011	165,000	154,275
Nevada Power Co., 10.875%, 10/15/2009	70,000	72,800
Newpark Resources, Inc., 8.625%, 12/15/2007	255,000	246,075
Panhandle Eastern Pipe Line:
7.2%, 8/15/2024	165,000	157,949
7.95%, 3/15/2023	340,000	333,916
Parker & Parsley, 8.25%, 8/15/2007	50,000	54,041
Parker Drilling Co., Series B, 10.125%, 11/15/2009	585,000	604,013
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	540,000	64,800
Petro Stopping Centers, 10.5%, 2/1/2007	1,200,000	1,141,500
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	370,000	376,092
7.5%, 4/15/2012	150,000	161,660
Plains All American Pipeline, 7.75%, 10/15/2012	60,000	63,000
Southwest Gas Corp., 7.625%, 5/15/2012	170,000	183,870
Stone Energy Corp., 8.25%, 12/15/2011	275,000	285,313
Tesoro Petroleum Corp., Series B, 9.625%, 11/1/2008	290,000	194,300
Westar Energy, Inc., 7.875%, 5/1/2007	520,000	533,000
Western Resources, Inc., 9.75%, 5/1/2007	355,000	344,350
Westport Resources Corp., 8.25%, 11/1/2011	425,000	448,375
		9,402,488
Financials 2.5%
American Tower Escrow, Zero Coupon, 8/1/2008	305,000	179,188
Capstar Hotel Co., 8.75%, 8/15/2007	220,000	147,400
Corrections Corp. of America, 9.875%, 5/1/2009	490,000	521,850
Eaton Vance Corp. CDO "C", 13.68%, 7/15/2012 (PIK)*	1,463,467	14,635
Household Finance Corp.:
6.375%, 11/27/2012	275,000	292,677
7.35%, 11/27/2032	160,000	179,905
LaBranche & Co., Inc., 12.0%, 3/2/2007	550,000	616,000
Meristar Hospitality Corp., 9.0%, 1/15/2008	320,000	272,000
PCA LLC/ PCA Finance Corp., 11.875%, 8/1/2009	175,000	176,750
Pemex Project Funding Master Trust, 9.125%, 10/13/2010	220,000	248,050
R.H. Donnelly Finance Corp.:
8.875%, 12/15/2010	95,000	100,700
10.875%, 12/15/2012	375,000	412,500
TCI Communication Finance, 9.65%, 3/31/2027	60,000	61,511
Tech Olympic USA, Inc., 10.375%, 7/1/2012	50,000	46,125
Xerox Credit Corp., 7.0%, 6/9/2003	165,000	165,000
		3,434,291
Health Care 2.6%
Amerisourcebergen Corp., 7.25%, 11/15/2012	155,000	158,875
HealthSouth Corp.:
7.0%, 6/15/2008	725,000	612,625
7.625%, 6/1/2012	1,265,000	1,091,063
Magellan Health Services, Inc., 9.375%, 11/15/2007	240,000	192,000
Mariner Post-Acute Network, Inc., Series B, 10.5%, 8/1/2006	585,000	573,300
Radiologix, Inc., 10.5%, 12/15/2008	460,000	342,700
Tenet Healthcare Corp.:
6.375%, 12/1/2011	260,000	247,000
7.375%, 2/1/2013	130,000	128,050
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	205,000	199,363
		3,544,976
Industrials 14.3%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	845,000	842,888
Series B, 8.5%, 12/1/2008	320,000	324,800
9.25%, 9/1/2012	225,000	230,063
Series B, 10.0%, 8/1/2009	790,000	784,075
Ami Semiconductor, Inc., 10.75%, 2/1/2013	170,000	169,150
Buckeye Technologies, Inc.:
8.50%, 12/15/2005	370,000	329,300
9.25%, 9/15/2008	80,000	69,200
Chukchansi Economic Development Authority, 14.5%, 6/15/2009	160,000	161,600
Coinmach Corp., 9.0%, 2/1/2010	525,000	548,625
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	320,000	324,000
Collins & Aikman Products:
10.75%, 12/31/2011	280,000	261,800
11.5%, 4/15/2006	450,000	373,500
Congoleum Corp., 8.625%, 8/1/2008	345,000	120,750
CP Ships Ltd., 10.375%, 7/15/2012	330,000	346,500
Dana Corp.:
9.0%, 8/15/2011	305,000	293,563
10.125%, 3/15/2010	400,000	401,000
Day International Group, Inc., 9.5%, 3/15/2008	50,000	39,500
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	925,000	372,313
DR Horton, Inc., 7.5%, 12/1/2007	50,000	50,125
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	100,000	74,000
Equistar Chemicals LP:
8.75%, 2/15/2009	1,675,000	1,432,125
10.125%, 9/1/2008	455,000	416,325
Flowserve Corp., 12.25%, 8/15/2010	186,000	204,600
Fort James Corp., 6.875%, 9/15/2007	435,000	413,250
Golden State Petroleum Transportation, 8.04%, 2/1/2019	170,000	150,202
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	470,000	333,700
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	1,080,000	108
Grove Investors, Inc., 14.5%, 5/1/2010*	153,146	0
GS Technologies:
12.0%, 9/1/2004*	704,045	26,402
12.25%, 10/1/2005*	370,000	18,500
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	410,000	237,800
Hercules, Inc.:
6.6%, 8/1/2027	55,000	54,175
11.125%, 11/15/2007	857,000	955,555
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	140,000	147,700
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	555,000	585,525
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	295,000	278,775
Kansas City Southern:
7.5%, 6/15/2009	415,000	436,788
9.5%, 10/1/2008	355,000	389,169
Knoll, Inc., 10.875%, 3/15/2006	219,000	216,810
Metaldyne Corp., 11.0%, 6/15/2012	265,000	206,700
Millennium America, Inc.:
7.0%, 11/15/2006	865,000	847,700
7.625%, 11/15/2026	85,000	70,550
9.25%, 6/15/2008	1,130,000	1,180,850
Motors and Gears, Inc., 10.75%, 11/15/2006	190,000	165,300
Petroleum Helicopters, Inc., Series B, 9.375%, 5/1/2009	120,000	127,650
Phelps Dodge Corp., 8.75%, 6/1/2011	260,000	273,568
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	320,000	1,600
Resolution Performance Products LLC, 13.5%, 11/15/2010	525,000	553,875
Samsonite Corp., 10.75%, 6/15/2008	770,000	650,650
Sybron Dental Specialties, 8.125%, 6/15/2012	130,000	131,300
Tech Olympic USA, Inc., 9.0%, 7/1/2010	95,000	90,094
Terex Corp., 8.875%, 4/1/2008	955,000	878,600
The Brickman Group Ltd., 11.75%, 12/15/2009	270,000	288,563
Trico Marine Services, 8.875%, 5/15/2012	385,000	344,575
Xerox Corp.:
5.5%, 11/15/2003	315,000	311,850
9.75%, 1/15/2009	545,000	561,350
		19,099,036
Information Technology 1.5%
Computer Associates, Inc.:
Series B, 6.375%, 4/15/2005	450,000	447,750
Series B, 6.5%, 4/15/2008	135,000	131,625
Lucent Technologies, Inc., 5.5%, 11/15/2008	95,000	61,750
Motorola, Inc., 7.625%, 11/15/2010	110,000	115,500
Sanmina-Sci Corp., 10.375%, 1/15/2010	385,000	400,400
Seagate Techonolgies HDD Holding Co., 8.0%, 5/15/2009	505,000	527,725
Solectron Corp.:
7.375%, 3/1/2006	70,000	67,550
9.625%, 2/15/2009	255,000	258,825
		2,011,125
Materials 9.5%
Abitibi-Consolidated Finance, 7.875%, 8/1/2009	130,000	137,914
Avnet, Inc., 9.75%, 2/15/2008	130,000	130,000
Caraustar Industries, Inc.:
7.375%, 6/1/2009	145,000	143,188
9.875%, 4/1/2011	220,000	226,600
Cascades, Inc., 7.25%, 2/15/2013	320,000	320,000
Dayton Superior Corp., 13.0%, 6/15/2009	305,000	268,400
Dex Media East LLC:
9.875%, 11/15/2009	515,000	548,475
12.125%, 11/15/2012	735,000	810,338
Dimac Corp., 12.5%, 10/1/2008*	120,000	1,200
Ferro Corp., 9.125%, 1/1/2009	150,000	163,407
Fibermark, Inc., 10.75%, 4/15/2011	610,000	619,150
Foamex LP, 10.75%, 4/1/2009	290,000	203,000
Georgia-Pacific Corp.:
7.5%, 5/15/2006	700,000	658,000
8.875%, 2/1/2010	490,000	485,100
8.875%, 5/15/2031	70,000	59,150
9.375%, 2/1/2013	360,000	358,200
Debenture, 7.7%, 6/15/2015	905,000	748,888
Greif Brothers Corp., 8.875%, 8/1/2012	335,000	345,050
IMC Global, Inc., 10.875%, 6/1/2008	55,000	59,125
Louisiana Pacific Corp., 10.875%, 11/15/2008	240,000	260,400
Lyondell Chemical Co.:
9.5%, 12/15/2008	705,000	634,500
10.875%, 5/1/2009	50,000	42,250
MMI Products, Inc., Series B, 11.25%, 4/15/2007	610,000	518,500
Owens-Brockway Glass Container:
8.75%, 11/15/2012	130,000	131,300
8.875%, 2/15/2009	875,000	888,125
Owens-Illinois, Inc.:
7.5%, 5/15/2010	155,000	142,988
7.85%, 5/15/2004	120,000	120,000
Pliant Corp., 13.0%, 6/1/2010	105,000	90,825
Republic Technologies International LLC, 13.75%, 7/15/2009*	2,260,000	67,800
Resolution Performance, 13.5%, 11/15/2010	365,000	385,075
Riverwood International Corp., 10.875%, 4/1/2008	915,000	919,575
Schuler Homes, Inc.:
9.375%, 7/15/2009	675,000	708,750
10.5%, 7/15/2011	335,000	352,588
Toll Corp., 8.125%, 2/1/2009	1,100,000	1,127,500
		12,675,361
Telecommunication Services 6.6%
American Tower Corp., 9.375%, 2/1/2009	375,000	300,000
AT&T Wireless Services, Inc., 8.125%, 5/1/2012	680,000	707,200
Avaya, Inc., 11.125%, 4/1/2009	975,000	926,250
Celcaribe SA, 14.5%, 3/15/2004	920,000	910,800
Century Communications Corp., 8.375%, 11/15/2017*	750,000	210,000
Crown Castle International Corp.:
9.375%, 8/1/2011	160,000	131,200
10.625%, 11/15/2007	535,000	466,788
Impsat Corp., 12.375%, 6/15/2008*	900,000	27,000
Level 3 Communications, Inc., 11.0%, 3/15/2008	210,000	133,350
Nextel Communications, Inc.:
9.375%, 11/15/2009	50,000	48,125
9.5%, 2/1/2011	1,050,000	1,008,000
Nortel Networks Capital, 7.4%, 6/15/2006	50,000	42,500
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	170,000	152,150
7.0%, 8/3/2009	60,000	43,950
Qwest Corp.:
5.625%, 11/15/2008	1,595,000	1,403,600
8.875%, 3/15/2012	50,000	51,750
Qwest Services Corp.:
13.5%, 12/15/2010	738,000	774,900
14.0%, 12/15/2014	159,000	171,323
Sprint Capital Corp.:
6.125%, 11/15/2008	580,000	507,500
6.375%, 5/1/2009	100,000	88,000
8.375%, 3/15/2012	165,000	157,575
US West Communication, Inc., 7.25%, 9/15/2025	620,000	536,300
		8,798,261
Utilities 1.7%
AES Corp., 9.375%, 9/15/2010	380,000	258,400
Calpine Corp., 7.75%, 4/15/2009	275,000	121,000
CMS Energy Corp.:
7.5%, 1/15/2009	170,000	140,250
8.5%, 4/15/2011	1,105,000	922,675
8.9%, 7/15/2008	115,000	98,325
Consumers Energy Co., 6.25%, 9/15/2006	190,000	186,182
Public Service Co. of Colorado, 7.875%, 10/1/2012	190,000	216,100
Southwestern Public Service Co., Series A, 6.2%, 3/1/2009	80,000	80,293
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	240,000	237,600
		2,260,825
Total Corporate Bonds (Cost $110,590,961)		101,526,983

Foreign Bonds - US$ Denominated 14.4%
Acetex Corp., 10.875%, 8/1/2009	255,000	271,575
Ainsworth Lumber, 12.5%, 7/15/2007	105,000	110,381
Antenna TV SA, 9.0%, 8/1/2007	50,000	35,000
Bluewater Finance Ltd., 10.25%, 2/15/2012	375,000	367,500
British Sky Broadcasting PLC:
6.875%, 2/23/2009	620,000	632,400
8.2%, 7/15/2009	490,000	529,200
Central European Media Enterprises Ltd., 9.375%, 8/15/2004	390,000	341,250
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	305,000	219,600
Conproca SA de CV, 12.0%, 6/16/2010	210,000	257,250
Corp Durango SA, 13.75%, 7/15/2009*	520,000	210,600
Disco SA, 9.875%, 5/15/2008	205,000	174,250
Dolphin Telecom PLC, Series B, Step-up-Coupon, 0% to 5/15/2004, 14.0% to 5/15/2009*	1,000,000	100
Esprit Telecom Group PLC:
11.5%, 12/15/2007*	330,000	33
10.875%, 6/15/2008*	110,000	11
Euramax International PLC, 11.25%, 10/1/2006	685,000	708,975
Fage Dairy Industry SA, 9.0%, 2/1/2007	290,000	276,950
Federative Republic of Brazil C Bond, 8.0%, 4/15/2014	363,266	250,199
Gruma SA de CV, 7.625%, 10/15/2007	90,000	90,000
Grupo Elektra SA de CV, 12.0%, 4/1/2008	215,000	181,675
Grupo Transportacion Ferroviaria Mexicana SA de CV:
10.25%, 6/15/2007	765,000	680,850
12.5%, 6/15/2012	445,000	427,200
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	520,000	530,400
Innova S de R.L., 12.875%, 4/1/2007	505,000	429,250
Luscar Coal Ltd., 9.75%, 10/15/2011	70,000	76,300
MetroNet Communications Corp., 10.75%, 11/1/2007*	95,000	16,625
Millicom International Cellular SA, 13.5%, 6/1/2006	915,000	578,738
Mobile Telesystems, 9.75%, 1/30/2008	100,000	102,500
Nortel Networks Ltd., 6.125%, 2/15/2006	610,000	521,550
Ocean Rig Norway AS, 10.25%, 6/1/2008	325,000	289,250
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	375,000	150,000
PTC International Finance BV, 10.75%, 7/1/2007	335,000	347,563
Republic of Argentina:
Series BGL4, 11.0%, 10/9/2006*	50,000	13,000
11.75%, 6/15/2015*	165,000	41,250
Series 2031, 12.0%, 6/19/2031*	153,700	31,893
Republic of Turkey:
11.0%, 1/14/2013	275,000	270,875
11.5%, 1/23/2012	380,000	385,700
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	135,000	116,829
8.75%, 2/2/2011	890,000	818,800
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	225,000	184,219
Stagecoach Holdings PLC, 8.625%, 11/15/2009	1,065,000	1,056,874
Stena AB:
8.75%, 6/15/2007	300,000	303,000
9.625%, 12/1/2012	495,000	511,088
Teekay Shipping Corp., 8.875%, 7/15/2011	60,000	62,775
TeleWest Communications PLC, 11.0%, 10/1/2007*	315,000	59,850
Telus Corp., 8.0%, 6/1/2011	470,000	460,600
TFM SA de CV, Step-up Coupon, 11.75% to 6/15/2009	345,000	313,950
Tyco International Group SA:
5.8%, 8/1/2006	1,610,000	1,537,550
6.125%, 11/1/2008	1,560,000	1,466,400
6.125%, 1/15/2009	1,270,000	1,193,800
6.375%, 10/15/2011	650,000	604,500
6.75%, 2/15/2011	70,000	66,150
Vicap SA, 11.375%, 5/15/2007	935,000	766,700
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	235,000	173,313
Total Foreign Bonds - US$ Denominated (Cost $20,273,105)		19,246,291

Foreign Bonds - Non US$ Denominated 0.7%
Antenna TV SA, 9.75%, 7/1/2008	Euro 130,000	102,089
Ispat Europe Group SA, 11.875%, 2/1/2011	Euro 145,000	140,385
Republic of Argentina:
11.25%, 4/10/2006*	Euro 25,565	6,807
12.0%, 9/19/2016*	Euro 25,565	6,325
10.25%, 2/6/2049*	Euro 398,808	87,949
10.5%, 11/29/2049*	Euro 168,726	32,671
Stagecoach Holdings PLC, 6.0%, 11/24/2004	Euro 235,000	240,161
Tyco International Group SA, 6.125%, 4/4/2007	Euro 305,000	303,496
Total Foreign Bonds - Non US$ Denominated (Cost $825,243)		919,883

Convertible Bonds 0.9%
Aether Systems, 6.0%, 3/22/2005	70,000	54,950
Avaya, Inc., Zero Coupon, 10/31/2021	605,000	245,812
DIMON, Inc., 6.25%, 3/31/2007	365,000	328,500
Solectron Corp., Zero Coupon, 11/20/2020	265,000	138,463
Tyco International Ltd., Zero Coupon, 11/17/2020	590,000	439,550
Total Convertible Bonds (Cost $1,114,306)		1,207,275

Asset Backed 0.7%
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007 (Cost $1,000,000)	1,000,000	935,900

	Shares	Value ($)

Common Stocks 0.4%
FRD Acquisition Co.	2,211	8,756
ICG Communications, Inc.*	4,063	17,268
MEDIQ, Inc.*	921	4,000
Metal Management, Inc.*	42,727	224,317
Metals USA, Inc.*	42,480	180,540
National Vision, Inc.*	24,120	9,286
Smurfit-Stone Container Corp.*	5,000	70,600
The Manitowoc Co., Inc.	240	5,501
Viatel, Inc.*	6,136	61
Waxman Industries, Inc.*	1,800	8,370
XO Communications, Inc.*	1,386	5,059
Total Common Stocks (Cost $4,017,194)		533,758

Warrants 0.0%
DeCrane Aircraft Holdings, Inc.*	1,230	12
Globalstar LP*	1,000	0
ICG Communications, Inc.*	658	114
KMC Telecom Holdings, Inc.*	160	0
Mariner Health Care, Inc.*	281	9
McLeodUSA, Inc.*	6,501	1,528
Orbital Imaging	700	0
Republic Technologies International LLC*	2,260	23
Total Warrants (Cost $316,104)		1,686

Preferred Stocks 0.2%
Day International Group, Inc., (PIK)	879	79,110
Sinclair Capital	1,745	184,970
TNP Enterprises, Inc.	500	36,250
Total Preferred Stocks (Cost $951,919)		300,330

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc."A"*	2,933	9,620
World Access, Inc. "D"*	790	0
Total Convertible Preferred Stocks (Cost $1,666,864)		9,620
	Shares ($)	Value ($)

Other 0.0%
SpinCycle, Inc.*	9,167(c)	4,584
SpinCycle, Inc. "F"*	64(c)	3
Total Other (Cost $22,403)		4,587

Cash Equivalents 3.3%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $4,348,739)	4,348,739	4,348,739

	% of Net Assets

Total Portfolio (Cost $145,126,838) (a)	96.3	129,035,052
Other Assets and Liabilities, Net	3.7	4,973,438
Net Assets	100.0	134,008,490

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $145,633,028. At January 31, 2003, net unrealized depreciation for all securities based on tax cost was $16,597,976. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,968,465 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,566,441.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents number of units.
(d) Principal amount in US dollars unless otherwise noted.

PIK denotes that interest or dividend is paid in kind.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003
Assets
Investments in securities, at value (cost $145,126,838)	$ 129,035,052
Cash	10,000
Foreign currency, at value (cost $6,850)	6,819
Receivable for investments sold	3,603,413
Interest receivable	3,287,636
Receivable for Fund shares sold	248,931
Unrealized appreciation on forward foreign currency exchange contracts	168
Total assets	136,192,019
Liabilities
Payable for investments purchased	1,918,031
Payable for Fund shares redeemed	139,400
Unrealized depreciation on forward currency exchange contracts	10,172
Accrued management fee	70,044
Other accrued expenses and payables	45,882
Total liabilities	2,183,529
Net assets, at value	$ 134,008,490
Net Assets
Net assets consist of:
Undistributed net investment income	837,480
Net unrealized appreciation (depreciation) on: Investments	(16,091,786)
Foreign currency related transactions	(9,603)
Accumulated net realized gain (loss)	(64,593,136)
Paid-in capital	213,865,535
Net assets, at value	$ 134,008,490

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2003 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price(a) per share ($14,613,704 / 1,775,825 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.23
Class S Net Asset Value, offering and redemption price(a) per share ($96,710,337 / 11,817,538 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.18
Class A Net Asset Value and redemption price per share ($11,092,297 / 1,354,941 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.19
Maximum offering price per share (100 / 95.5 of $8.19)	$ 8.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,029,966 / 1,103,492 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.18
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,562,186 / 312,928 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 8.19

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2003
Investment Income
Income: Dividends	$ 45,346
Interest	15,020,927
Total Income	15,066,273
Expenses: Management fee	821,434
Administrative fee	396,220
Distribution service fees	128,561
Trustees' fees and expenses	6,954
Other	20,853
Total expenses, before expense reductions	1,374,022
Expense reductions	(567)
Total expenses, after expense reductions	1,373,455
Net investment income	13,692,818
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(22,342,220)
Futures	(274,115)
Foreign currency related transactions	(56,736)
(22,673,071)
Net unrealized appreciation (depreciation) during the period on: Investments	9,077,166
Futures	29,653
Foreign currency related transactions	(9,603)
9,097,216
Net gain (loss) on investment transactions	(13,575,855)
Net increase (decrease) in net assets resulting from operations	$ 116,963

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 13,692,818	$ 13,131,580
Net realized gain (loss) on investment transactions	(22,673,071)	(12,334,013)
Net unrealized appreciation (depreciation) on investment transactions during the period	9,097,216	(3,718,344)
Net increase (decrease) in net assets resulting from operations	116,963	(2,920,777)
Distributions to shareholders from: Net investment income: Class AARP	(1,241,401)	(762,322)
Class S	(10,403,197)	(11,796,521)
Class A	(818,926)	(452,116)
Class B	(791,406)	(476,251)
Class C	(201,063)	(104,254)
Fund share transactions: Proceeds from shares sold	50,159,162	55,836,725
Net assets acquired in tax-free reorganization	-	19,242,831
Reinvestment of distributions	8,447,684	8,549,584
Cost of shares redeemed	(59,550,631)	(48,656,130)
Redemption fees	53,091	89,633
Net increase (decrease) in net assets from Fund share transactions	(890,694)	35,062,643
Increase (decrease) in net assets	(14,229,724)	18,550,402
Net assets at beginning of period	148,238,214	129,687,812
Net assets at end of period (including undistributed net investment income of $837,480 at January 31, 2003)	$ 134,008,490	$ 148,238,214

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.48
Income from investment operations: Net investment income[b]	.83	.52
Net realized and unrealized gain (loss) on investment transactions	(.82)[d]	(.51)
Total from investment operations	.01	.01
Less distributions from: Net investment income	(.81)	(.51)
Redemption fees	-***	.01
Net asset value, end of period	$ 8.19	$ 8.99
Total Return (%)[c]	.40[d]	.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9
Ratio of expenses (%)	1.09	1.23*
Ratio of net investment income (%)	9.91	9.24*
Portfolio turnover rate (%)	117	61
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended January 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.48
Income from investment operations: Net investment income[b]	.76	.47
Net realized and unrealized gain (loss) on investment transactions	(.83)[d]	(.50)
Total from investment operations	(.07)	(.03)
Less distributions from: Net investment income	(.74)	(.47)
Redemption fees	-***	.01
Net asset value, end of period	$ 8.18	$ 8.99
Total Return (%)[c]	(.41)[d]	(.17)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	9
Ratio of expenses (%)	1.91	2.03*
Ratio of net investment income (%)	9.09	8.44*
Portfolio turnover rate (%)	117	61
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended January 31,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.99	$ 9.48
Income from investment operations: Net investment income[b]	.76	.47
Net realized and unrealized gain (loss) on investment transactions	(.81)[d]	(.50)
Total from investment operations	(.05)	(.03)
Less distributions from: Net investment income	(.75)	(.47)
Redemption fees	-***	.01
Net asset value, end of period	$ 8.19	$ 8.99
Total Return (%)[c]	(.39)[d]	(.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2
Ratio of expenses (%)	1.86	2.00*
Ratio of net investment income (%)	9.14	8.47*
Portfolio turnover rate (%)	117	61
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Net realized and unrealized gain (loss) on investment transactions per share includes litigation proceeds amounting to $.07 per share. Total return would have been lower without such proceeds.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder High Income Opportunity Fund, formerly Scudder High-Yield Opportunity Fund (the "Fund"), is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or to sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $55,954,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2007 ($1,948,000), January 31, 2008 ($7,099,000), January 31, 2009 ($13,824,000), January 31, 2010 ($12,914,000) and January 31, 2011 ($20,169,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

In addition, during the year ended January 31, 2003, the Fund realized approximately $1,576,904 of losses, which are not recognized due to limitations under Section 382 of the Internal Revenue Code. These losses, that related to securities acquired in the merger with Kemper High Yield Opportunity Fund (see Note I), may be applied against any realized net taxable capital gains in future years subject to certain limitations under Sections 382-384.

In addition, from November 1, 2002 through January 31, 2003, the Fund incurred approximately $6,562,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending January 31, 2004.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 827,476
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (55,954,000)
Unrealized appreciation (depreciation) on investments	$ (16,597,976)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended January 31,
	2003	2002
Distributions from ordinary income*	$ 13,455,993	$ 13,591,464

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and Class S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $145,044,941 and $134,745,631, respectively. Purchases and sales of US Treasury securities aggregated $8,173,344 and $26,799,725, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the UK. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets, 0.575% of the next $500,000,000 of such net assets, 0.55% of the next $500,000,000 of such net assets, 0.525% of the next $500,000,000 of such net assets, 0.50% of the next $1,000,000,000 of such net assets and 0.475% of such assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375% and 0.350% of the average daily net assets for Class AARP, S, A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e. custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended January 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2003
Class AARP	$ 37,320	$ 3,391
Class S	314,456	22,837
Class A	27,596	3,427
Class B	33,475	2,733
Class C	7,803	736
	$ 420,650	$ 33,124

In addition, the Administrative Fee expenses on the Statement of Operations reflects ($24,430) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

The Administrative Agreement between DeIM and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, DeIM has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and any expenses pursuant to a Rule 12b-1 distribution plan).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For year ended January 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2003
Class B	$ 66,950	$ 5,865
Class C	16,719	1,654
	$ 83,669	$ 7,519

In addition SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For year ended January 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2003	Effective Rate
Class A	$ 18,328	$ 1,821.22%
Class B	21,099	1,685.24%
Class C	5,465	562.25%
	$ 44,892	$ 4,068

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2003 aggregated $4,101.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2003, the CDSC for Class B and Class C shares aggregated $20,281 and $289, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the year ended January 31, 2003, SDI received $10,000.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended January 31, 2003, totaled $58,708 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Commitments

As of January 31, 2003, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (Depreciation)
EUR	17,901	USD	18,330	3/19/2003	$ (893)
EUR	17,110	USD	17,504	3/19/2003	$ (871)
EUR	10,443	USD	10,777	3/19/2003	$ (437)
EUR	11,185	USD	11,766	3/19/2003	$ (245)
EUR	893,693	USD	950,648	4/22/2003	$ (7,726)
EUR	19,481	USD	21,059	4/22/2003	$ 168
					(10,004)

Currency Abbreviation
EUR	Euro
USD	US Dollar

E. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

F. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $567 for custodian credits earned.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2003		Year Ended January 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,133,423	$ 9,587,850	1,310,917	$ 12,552,924
Class S	2,566,723	22,001,108	3,884,282	36,953,164
Class A	1,712,961	14,046,980	456,706*	4,163,790*
Class B	357,678	2,997,645	158,431*	1,458,824*
Class C	188,992	1,525,579	75,607*	708,023*
		$ 50,159,162		$ 55,836,725
Shares issued in tax-free reorganization
Class A	-	$ -	854,964	$ 8,104,911
Class B	-	-	990,001	9,384,780
Class C	-	-	184,940	1,753,140
		$ -		$ 19,242,831
Shares issued to shareholders in reinvestment of distributions
Class AARP	87,702	$ 732,052	52,772	$ 490,292
Class S	790,724	6,587,910	792,978	7,437,639
Class A	62,161	516,506	27,951*	254,511*
Class B	54,651	455,321	32,593*	296,798*
Class C	18,886	155,895	7,737*	70,344*
		$ 8,447,684		$ 8,549,584
Shares redeemed
Class AARP	(663,130)	$ (5,550,205)	(378,816)	$ (3,492,127)
Class S	(4,545,093)	(38,335,556)	(4,259,896)	(40,239,643)
Class A	(1,410,074)	(11,836,680)	(349,728)*	(3,202,117)*
Class B	(342,752)	(2,840,787)	(147,110)*	(1,347,053)*
Class C	(121,832)	(987,403)	(41,402)*	(375,190)*
		$ (59,550,631)		$ (48,656,130)
Redemption fees		$ 53,091		$ 89,633
Net increase (decrease)
Class AARP	557,995	$ 4,796,084	984,873	$ 9,577,296
Class S	(1,187,646)	(9,719,834)	417,364	4,214,586
Class A	365,048	2,726,806	989,893*	9,321,095*
Class B	69,577	612,179	1,033,915*	9,793,349*
Class C	86,046	694,071	226,882*	2,156,317*
		$ (890,694)		$ 35,062,643

* For the period from June 25, 2001 (commencement of sales of Class A, B and C shares) to January 31, 2002.

I. Acquisition of Assets

On June 22, 2001, the Fund acquired all of the net assets of Kemper High Yield Opportunity Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 854,964 Class A shares, 990,001 Class B shares and 184,940 Class C shares of the Fund, respectively, for 1,324,573 Class A shares, 1,530,530 Class B shares and 288,219 Class C shares of the Kemper High Yield Opportunity Fund, respectively, outstanding on June 22, 2001. Kemper High Yield Opportunity Fund's net assets at that date ($19,242,831), including $6,314,973 of net unrealized depreciation as adjusted for the cumulative effect of recognizing premium amortization through June 22, 2001, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $127,986,484. The combined net assets of the Fund immediately following the acquisition were $147,229,315.

Report of Independent Accountants

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder High Income Opportunity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder High Income Opportunity Fund (the "Fund"), formerly Scudder High-Yield Opportunity Fund, at January 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 24, 2003	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	47
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47
Edgar R. Fiedler (73) Trustee, 1988-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization). Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	47
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		47
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[2,4] (57) Chairman, Trustee, and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
197
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director, Deutsche Asset Management; President of Scudder Investor Services Company (1999-present); President of Scudder Service Corp. (2000-present); President of Scudder Financial Services, Inc. (1999-present); Vice President of Scudder Distributors, Inc. (2000-present); formerly, Executive Vice President of Dreyfus Service Corp. (1995-1997); Senior Vice President of The Boston Company Advisors (1991-1995). Directorships: Trustee, Crossroads for Kids (serves at-risk children)
n/a
Andrew P. Cestone (33) Vice President, 2002-present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, investment analyst, Phoenix Investment Partners; credit officer in asset-based lending group, Fleet Bank	n/a
J. Christopher Gagnier (45) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Julie M. Van Cleave (43) Vice President, 2002-present	Managing Director, Deutsche Asset Management (2002-present); prior thereto, Managing Director of large cap investments, Mason Street Advisors	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Managing Director, Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

Legal Counsel

Ropes & Gray

One International Place Boston, MA 02110
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes